                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934

                                 ---------------

         Date of Report (Date of earliest event reported): June 26, 1998

                                Media Logic, Inc.

             (Exact name of registrant as specified in its charter)

       Massachusetts               1-9605                    04-2772354
       (State or other           (Commission                (IRS Employer
       jurisdiction of           File Number)               Identification No.)
       incorporation)

                                310 South Street

                              Plainville, MA 02762

               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (508) 695-2006

       Exhibit Index on page 4.


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Item 5.  Other Events.

         On June 26, 1998, the Registrant publicly disseminated a press release announcing the Registrant's fiscal year end March 31, 1998 financial results and that the Registrant had restated its financial results for its third fiscal quarter ended December 31, 1997. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.

                    99.1 The Registrant's Press Release dated June 26, 1998.


                                       2
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   MEDIA LOGIC, INC.
                                                   (Registrant)

Date:  June 26, 1998                               /s/ John T. Loughran
                                                   --------------------
                                                   John T. Loughran
                                                   Principal Accounting Officer

                                       3
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                                  EXHIBIT INDEX

Exhibit                                                                Sequential
Number                     Description                                 Page Number

99.1                                The Registrant's Press Release              5
                                    dated June 26,1998



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